For Immediate Release

Contact:                 Investor Relations
Owens Realty Mortgage, Inc.
www.owensmortgage.com
(925) 239-7001

(Revised and Corrected Press Release)
Owens Realty Mortgage, Inc. Reports Fourth Quarter and Full Year 2015 Financial Results

WALNUT CREEK, CA. – March 14, 2016 – Owens Realty Mortgage, Inc. (the “Company”) (NYSE MKT: ORM) today reported financial results for the fourth quarter and year ended December 31, 2015.

Fourth Quarter 2015 Financial Highlights

•	Net income attributable to common stockholders of $8,272,299, or $0.80 per average number of diluted common shares
•
Book value attributable to common stockholders of $19.03 per common share at December 31, 2015 as compared to $18.36 per common share at September 30, 2015 and $17.14 per common share at December 31, 2014

•	Declared a regular quarterly dividend of $0.08 per share of common stock
•	FFO of $2,843,455, or $0.28 per diluted common share and AFFO of $796,522, or $0.08 per diluted common share (see Non-GAAP Financial Measures)
•	Repurchased 160,261 shares of our common stock during the quarter for a total cost of $2,250,000 and an average cost of $14.04 per share
•	Originated thirteen new loans during the quarter totaling $43,103,000 (note commitment amount) and received full or partial payoffs on four loans totaling $3,489,000
•	Sold four real estate properties for aggregate net sales proceeds of $13,737,000 and a carryback loan of $4,650,000, resulting in gain on sales of real estate totaling $6,787,000
•	Recorded $1,499,000 in net reversal of allowance for loan losses

Year 2015 Highlights

•	Net income attributable to common stockholders of $23,569,116, or $2.22 per average number of diluted common shares
•	Declared 2015 common dividends totaling $0.41 per share
•	FFO of $8,449,451, or $0.80 per diluted common share and AFFO of $6,554,919, or $0.62 per diluted common share (see Non-GAAP Financial Measures)
•	Repurchased 520,524 shares of our common stock during the year for a total cost of $7,503,000 and an average cost of $14.41 per share
•	Originated thirty-eight new loans during 2015 totaling $84,099,000 (note commitment amount) and received full or partial payoffs on twenty loans totaling $35,119,000
•	Net increase in loan investments from 34 with an average balance of $2,001,000 as of December 31, 2014 to 56 with an average loan balance of $1,906,000 as of December 31, 2015
•
Sold eight real estate properties for net aggregate sales proceeds of $48,602,000 and a carryback loan of $4,650,000, resulting in gain on sales totaling $21,666,000. The sale of one property resulted in the repayment of a note payable in the amount of $9,771,000.

•	Recorded $1,904,000 in reversals of allowance for loan losses on two impaired loans and an increase in the general allowance for loan losses of $877,000 ($1,027,000 net reversal)

•	Recorded $1,589,000 in impairment losses on one real estate property

Summary of Fourth Quarter and Year-to-Date 2015 Financial Results

The Company reported net income attributable to common stockholders of $8,272,299 or $0.80 per average number of basic and diluted common shares for the three months ended December 31, 2015 as compared to net income of $3,574,359 or $0.33 per average number of basic and diluted common shares for the corresponding quarter of 2014. The increase in net income was primarily the result of the sales of four real estate properties during the fourth quarter of 2015 resulting in aggregate gain on sales of approximately $6,787,000. During the fourth quarter of 2014, the Company recognized gain on sales of real estate and from foreclosure of a loan totaling a combined amount of approximately $711,000.

For the year ended December 31, 2015, the Company reported net income attributable to common stockholders of $23,569,116 or $2.22 per average number of basic and diluted common shares as compared to net income of $7,929,629 or $0.74 per average number of basic and diluted common shares for the year ended December 31, 2014. The increase in net income was primarily the result of the sales of eight real estate properties and recognition of deferred gain under the installment method during 2015 resulting in aggregate gain on sales of approximately $21,819,000 (or $19,340,000 net of $2,479,000 attributable to a noncontrolling interest). During 2014, the Company recognized gain on sales of real estate and from foreclosure of loans totaling a combined amount of approximately $3,708,000.

Quarter End Loan Portfolio Summary
The following tables set forth certain information regarding the Company’s loan portfolio at December 31, 2015 and 2014.
	December 31, 2015	December 31, 2014
By Property Type:
Commercial	$76,800,297	$52,531,537
Residential	24,675,867	13,491,906
Land	5,267,643	2,010,068
	$106,743,807	$68,033,511
By Position:
Senior loans	$103,716,010	$65,533,511
Junior loans*	3,027,797	2,500,000
	$106,743,807	$68,033,511
* The junior loan in our portfolio at December 31, 2014 was junior to an existing senior loan held by us and was secured by the same collateral. This loan was paid off during 2015.

Commercial loans by property type:

	December 31, 2015	December 31, 2014
Commercial Real Estate Loans:
Retail	$9,206,415	$7,591,592
Office	28,210,997	25,742,246
Apartment	13,094,806	9,622,580
Industrial	3,483,318	3,080,000
Marina	3,500,000	3,200,000
Church	1,175,000	1,175,000
Restaurant	400,000	1,058,567
Golf course	1,145,000	1,061,552
Hotel	7,985,000	—
Storage	7,652,116	—
Assisted care	947,645	—
	$76,800,297	$52,531,537

Loans by geographic location:
	December 31, 2015	Portfolio	December 31, 2014	Portfolio
	Balance	Percentage	Balance	Percentage
Arizona	$10,103,722	9.47%	$8,788,098	12.92%
California	82,406,162	77.20%	54,685,345	80.38%
Hawaii	1,450,000	1.36%	1,450,000	2.13%
Michigan	6,335,000	5.93%	—	—%
Nevada	6,298,923	5.90%	—	—%
Oregon	150,000	0.14%	1,250,000	1.84%
Washington	—	0.00%	1,860,068	2.73%
	$106,743,807	100.00%	$68,033,511	100.00%

Quarter End Real Estate Property Portfolio
The following tables set forth certain information regarding the Company’s real estate portfolio at December 31, 2015 and 2014.

Real Estate Held for Sale:
	December 31, 2015	December 31, 2014
Residential	$51,942,601	$—
Land (including land under development)	42,071,143	36,263,330
Retail	—	16,494,440
Golf course	—	2,020,410
Office	4,716,487	4,716,159
Industrial	1,460,935	—
	$100,191,166	$59,494,339

Real Estate Held for Investment:
	December 31, 2015	December 31, 2014
Land	$8,112,676	$10,797,656
Residential	6,673,540	48,154,258
Retail	23,122,714	23,211,896
Office	4,315,608	4,416,108
Industrial	—	4,486,797
Storage	—	3,847,884
Marina	4,079,087	3,602,867
Assisted care	5,402,376	5,005,000
Golf course	1,941,245	—
	$53,647,246	$103,522,466

Non-GAAP Financial Measures

Funds from Operations

We utilize supplemental non-GAAP measures of operating performance, including funds from operations (“FFO”), an industry-wide standard measure of REIT operating performance, and adjusted funds from operations (“AFFO”). We believe FFO and AFFO provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We determine FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), as net income attributable to common stockholders (computed in accordance with GAAP), excluding real estate-related depreciation and amortization, impairment losses on depreciable real estate, gains or losses on the sales of depreciable real estate, and after adjustments for unconsolidated ventures.

We calculate AFFO by adding or subtracting from FFO the impact of non-cash accounting items, as well as gains/losses on sales of other real estate. We adjust for these items to analyze our ability to produce cash flow from on-going operations, which we use to pay dividends to our shareholders. Non-cash adjustments to FFO include the following: provisions for (reversals of) loan losses; amortization of deferred financing costs; depreciation of other assets; impairment of other real estate; accretion of loan discount; gain on foreclosure of loans; and straight-line rental adjustments.

Our calculations of FFO and AFFO may not be comparable to similar measures reported by other REITs. These non‐GAAP financial measures should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity, nor are they indicative of cash flows from operating and financial activities.

We urge investors to carefully review the GAAP financial information included as part of the Annual Report on Form 10-K, as well as in the Company’s Quarterly Reports on Form 10-Q and quarterly earnings releases.

The following table reconciles FFO and AFFO to comparable GAAP financial measures:

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Funds from Operations
Net income attributable to common stockholders	$8,272,299	3,574,359	$23,569,116	$7,929,629
Adjustments:
Depreciation and amortization of real estate	333,837	609,445	2,014,462	2,221,528
Depreciation allocated to non-controlling interests	—	(29,179)	(86,401)	(125,921)
Impairment losses on depreciable real estate	—	—	—	179,040
Gain on sales of depreciable real estate	(5,809,712)	—	(19,525,445)	(2,926,904)
Gain on sale of depreciable real estate allocated to non-controlling interest	—	—	2,479,268	—
Adjustments for unconsolidated ventures	47,031	42,358	(1,549)	—
FFO attributable to common stockholders	$2,843,455	4,196,983	$8,449,451	$7,277,372
Basic and diluted FFO per common share	$0.28	0.39	$0.80	$0.68

Adjusted Funds from Operations
FFO attributable to common stockholders	$2,843,455	$4,196,983	$8,449,451	$7,277,372
Adjustments:
Non-cash items:
Reversal of loan losses	(1,499,268)	(2,010,765)	(1,026,909)	(1,869,733)
Amortization of deferred financing costs	100,610	54,462	367,471	132,723
Depreciation of other assets	6,208	3,210	37,719	34,049
Impairment of other real estate	333,000	—	1,589,434	—
Accretion of discount to interest income	—	(36,601)	(536,816)	(122,004)
Gain on foreclosure of loans	—	(207,734)	—	(464,754)
Straight-line rental adjustments	(9,941)	4,588	(32,324)	49,161
Less:
Gain on sale of other real estate, net	(977,542)	(503,254)	(2,293,107)	(316,455)
AFFO attributable to common stockholders	$796,522	$1,500,889	$6,554,919	$4,270,359
Basic and diluted AFFO per common share	$0.08	$0.14	$0.62	$0.44

Conference Call
The Company will host a conference call to discuss the results on Monday, March 14, 2016, at 10:00 a.m. PT / 1:00 p.m. ET.

To participate in the call, please dial (877) 407-0784 (United States) or (201) 689-8560 (International) and request the Owens Realty Mortgage call or provide confirmation code: 13631836. A live webcast of the call will also be available on the Company’s website at www.owensmortgage.com.  Please allow 10 minutes prior to the call to visit this site to download and install any necessary audio software.

An archive of the webcast will be available approximately one hour after completion of the live event and will be accessible on the Company's website at www.owensmortgage.com until April 13th.  To access the replay, dial (877) 870-5176 (United States) or (858) 384-5517 (International) and enter code: 13631836.

About Owens Realty Mortgage, Inc.
Owens Realty Mortgage, Inc., a Maryland corporation, is a specialty finance mortgage company organized to qualify as a real estate investment trust (“REIT”) that focuses on the origination, investment, and management of small balance and middle-market commercial real estate loans. We provide customized, short-term acquisition and transition capital to commercial real estate investors that require speed and flexibility. Our primary objective is to provide investors with attractive current income and long-term shareholder value. Owens Realty Mortgage, Inc., is headquartered in Walnut Creek, California, and is externally managed and advised by Owens Financial Group, Inc.

Additional information can be found on the Company’s website at www.owensmortgage.com.

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about Owens Realty Mortgage Inc.'s plans, strategies, prospects, and anticipated events, including the maximum borrowings available under its credit facilities, anticipated construction progress and completion, potential leasing activities, and repositioning and possible sale of real estate assets, are based on current information, estimates, and projections; they are subject to, risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Selected Financial Data:

OWENS REALTY MORTGAGE, INC.

Consolidated Balance Sheets
December 31,

Assets	2015	2014
Cash and cash equivalents	$1,255,842	$1,413,545
Restricted cash	7,225,371	6,248,746
Loans, net of allowance for loan losses of $1,842,446 in 2015 and $2,869,355 in 2014	104,901,361	65,164,156
Interest and other receivables	1,764,918	1,482,380
Other assets, net of accumulated depreciation and amortization of $275,277 in 2015 and $1,065,172 in 2014	741,001	1,138,123
Deferred financing costs, net of accumulated amortization of $828,433 in 2015 and $253,675 in 2014	784,502	1,317,585
Investment in limited liability company	2,141,032	2,142,581
Real estate held for sale	100,191,166	59,494,339
Real estate held for investment, net of accumulated depreciation of $2,915,596 in 2015 and $6,075,287 in 2014	53,647,246	103,522,466

Total assets	$272,652,439	$241,923,921
Liabilities and Equity
Liabilities:
Dividends payable	$2,133,455	$1,292,160
Due to Manager	408,643	283,644
Accounts payable and accrued liabilities	3,359,294	2,219,674
Deferred gains	209,662	362,283
Lines of credit payable	20,915,500	11,450,000
Notes and loans payable on real estate	46,117,038	37,569,549
Total liabilities	73,143,592	53,177,310
Commitments and Contingencies
Equity:
Stockholders’ equity:
Preferred stock, $.01 par value per share, 5,000,000 shares authorized, no shares issued and outstanding at December 31, 2015 and 2014	—	—
Common stock, $.01 par value per share, 50,000,000 shares authorized, 11,198,119 shares issued, 10,247,477 and 10,768,001 shares outstanding at December 31, 2015 and 2014, respectively	111,981	111,981
Additional paid-in capital	182,437,522	182,437,522
Treasury stock, at cost – 950,642 and 430,118 shares at December 31, 2015 and 2014, respectively	(12,852,058)	(5,349,156)
Retained earnings	25,282,553	7,371,511
Total stockholders’ equity	194,979,998	184,571,858
Noncontrolling interests	4,528,849	4,174,753
Total equity	199,508,847	188,746,611

Total liabilities and equity	$272,652,439	$241,923,921

OWENS REALTY MORTGAGE, INC.

Consolidated Statements of Income
Years Ended December 31,

	2015	2014

Revenues:
Interest income on loans	$8,277,004	$5,382,019
Rental and other income from real estate properties	12,791,096	12,268,214
Income from investment in limited liability company	175,451	169,999
Other income	—	19
Total revenues	21,243,551	17,820,251
Expenses:
Management fees to Manager	2,051,134	1,726,945
Servicing fees to Manager	186,467	156,995
General and administrative expense	1,278,994	1,661,210
Rental and other expenses on real estate properties	8,510,110	8,158,038
Depreciation and amortization	2,052,181	2,255,577
Interest expense	1,938,113	1,161,822
Bad debt expense from uncollectible rent	152,805	3,396
Recovery of loan losses	(1,026,909)	(1,869,733)
Impairment losses on real estate properties	1,589,434	179,040
Total expenses	16,732,329	13,433,290
Operating income	4,511,222	4,386,961
Gain on sales of real estate, net	21,818,553	3,243,359
Gain on foreclosure of loans	—	464,754
Net income before income tax expense	26,329,775	8,095,074
Income tax expense	93,335	—
Net income	26,236,440	8,095,074
Less: Net income attributable to noncontrolling interests	(2,667,324)	(165,445)

Net income attributable to common stockholders	$23,569,116	$7,929,629

Per common share data:
Basic and diluted earnings per common share	$2.22	$0.74
Basic and diluted weighted average number of common shares outstanding	10,594,807	10,768,370
Dividends declared per share of common stock	$0.41	$0.27

OWENS REALTY MORTGAGE, INC.

Consolidated Statements of Income
Three Months Ended December 31,

	2015	2014

Revenues:
Interest income on loans	$1,579,528	$1,817,177
Rental and other income from real estate properties	2,807,958	3,331,291
Income from investment in limited liability company	44,968	43,642
Total revenues	4,462,454	5,192,110
Expenses:
Management fees to Manager	640,841	451,044
Servicing fees to Manager	58,259	41,004
General and administrative expense	327,415	570,334
Rental and other expenses on real estate properties	2,089,620	2,204,263
Depreciation and amortization	340,045	612,655
Interest expense	525,004	443,115
Bad debt expense from uncollectible rent	2,268	3,396
Recovery of loan losses	(1,499,268)	(2,010,765)
Impairment losses on real estate properties	333,000	—
Total expenses	2,817,184	2,315,046
Operating income	1,615,270	2,877,064
Gain on sales of real estate, net	6,787,254	503,254
Gain on foreclosure of loans	—	207,734
Net income before income tax expense	8,402,524	3,588,052
Income tax expense	93,335	—
Net income	8,309,189	3,588,052
Less: Net income attributable to noncontrolling interests	(36,890)	(13,693)

Net income attributable to common stockholders	$8,272,299	$3,574,359

Per common share data:
Basic and diluted earnings per common share	$0.80	$0.33
Basic and diluted weighted average number of common shares outstanding	10,310,149	10,768,001
Dividends declared per share of common stock	$0.08	$0.12

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